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For Immediate Release
GILEAD SCIENCES ANNOUNCES UPDATED 2020 GUIDANCE
Foster City, Calif., January 11, 2021 - Gilead Sciences, Inc. (Nasdaq: GILD) today announced the company has revised certain elements of its full year 2020 guidance.
Updated Full Year 2020 Guidance

(In millions, except percentages and per share amounts)	Previously Updated October 28, 2020	Updated January 11, 2021
Product Sales	$23,000 - $23,500	$24,300 - $24,350
Product Sales excluding Veklury		$21,500 - $21,525
Veklury		$2,800 - $2,825
Non-GAAP
Product Gross Margin	86% - 87%	~ 86.5%
R&D Expenses	Mid-teens percentage growth	~ 20% growth
SG&A Expenses	Low double-digit percentage growth	~ 10% growth
Operating Income	$10,700 - $11,200	$11,650 - $11,750
Effective Tax Rate	~ 20%	~ 19.0% - 19.5%
Diluted EPS	$6.25 - $6.60	$6.98 - $7.08
GAAP Diluted Earnings (Loss) Per Share	$(0.25) - $0.10	$(0.08) - $0.02
The following provides additional details on the company’s updated guidance:
•Gilead delivered solid performance, despite the global impacts of COVID-19.
•Total product sales guidance range is now $24.30 billion to $24.35 billion, reflecting increased Veklury® (remdesivir) sales as hospitalization and treatment rates were higher than expected given the most recent COVID-19 surge.
•As a reminder, full year 2020 total product sales excluding Veklury reflects the underlying strong Biktarvy® (bictegravir 50 mg/emtricitabine 200 mg/tenofovir alafenamide 25 mg) uptake, partially offset by the Truvada® (emtricitabine 200 mg/tenofovir disoproxil fumarate 300 mg) loss of exclusivity in the United States and the impact of COVID-19 primarily on Gilead’s pre-exposure prophylaxis (“PrEP”) franchise and chronic hepatitis C virus (“HCV”) franchise.
•Guidance for Research and development (“R&D”) expense changed to reflect the increase in expense for obligations under the previously disclosed new commercialization and development agreement for Jyseleca® (filgotinib) with Galapagos NV. In addition, R&D expense for the full year 2020 reflects growth due to higher clinical trial and manufacturing ramp-up expenses related to Gilead’s COVID-19 treatment remdesivir.
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Gilead Sciences, Inc. 333 Lakeside Drive Foster City, CA 94404 USA	www.gilead.com
phone (650) 574-3000 facsimile (650) 578-9264

January 11, 2021	2

•Selling, general and administrative (“SG&A”) expense reflects the low-end of Gilead’s previous guidance. As a reminder, SG&A expense grew for the full year 2020 due to a legal accrual related to a previously disclosed legal settlement, expenses associated with the acquisitions of Forty Seven, Inc. and Immunomedics, Inc., and certain remdesivir donations.
•GAAP Diluted EPS guidance is ($0.08) to $0.02 and Non-GAAP Diluted EPS guidance is $6.98 to $7.08 for full year 2020.
The updated 2020 guidance range provided in this document is based on Gilead’s preliminary fourth quarter 2020 results, which are subject to change in connection with the completion of the company’s final closing procedures, final adjustments and other developments that may arise in the course of the preparation or audit of its financial statements. Gilead’s management will host a conference call to discuss the company’s fourth quarter and full year 2020 results in the coming weeks.
Webcast of J.P. Morgan Healthcare Conference
Gilead is scheduled to provide an overview of the company, including updated full year 2020 guidance and a review of key events at the 39th Annual J.P. Morgan Healthcare Conference on Monday, January 11, 2021 at 12:40 p.m. Pacific Time. The live webcast for the J.P. Morgan Healthcare Conference can be accessed at the company’s Investors page at http://investors.gilead.com.
Non-GAAP Financial Information
The information presented in this document has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), unless otherwise noted as non-GAAP. Management believes non-GAAP information is useful for investors, when considered in conjunction with Gilead’s GAAP financial information, because management uses such information internally for its operating, budgeting and financial planning purposes. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of Gilead’s operating results as reported under GAAP. Non-GAAP financial information excludes acquisition-related expenses including amortization, acquired in-process research and development (“IPR&D”) expenses including the initial costs of externally developed IPR&D with no alternative future use, upfront collaboration and licensing expenses and IPR&D impairments, and other items that are considered unusual or not representative of underlying trends of Gilead’s business, fair value adjustments of equity securities and discrete and related tax charges or benefits associated with changes in tax related laws and guidelines. Although Gilead consistently excludes the amortization of acquired intangible assets from the non-GAAP financial information, management believes that it is important for investors to understand that such intangible assets were recorded as part of acquisitions and contribute to ongoing revenue generation. Non-GAAP measures may be defined and calculated differently by other companies in the same industry. Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the table on page 4.
About Gilead Sciences
Gilead Sciences, Inc. is a research-based biopharmaceutical company that discovers, develops and commercializes innovative medicines in areas of unmet medical need. The company strives to transform and simplify care for people with life-threatening illnesses around the world. Gilead has operations in more than 35 countries worldwide, with headquarters in Foster City, California.
Forward-Looking Statements
Statements included in this press release that are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Gilead cautions readers that forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include: the risks and uncertainties related to the impact of the COVID-19 pandemic on Gilead’s business, financial condition and results of operations; the risks and uncertainties related to the development, manufacturing and distribution of Veklury as a treatment for COVID-19, including the uncertainty of the amount and timing of future Veklury revenues and the risk that
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Gilead may be unable to recoup the expenses incurred to date and future expenses related to the development and production of Veklury and Gilead may be unable to effectively manage the global supply and distribution of Veklury; Gilead’s ability to achieve its anticipated full year 2020 financial results, including as a result of potential adverse revenue impacts from COVID-19, increases in R&D expenses and potential revenues from Veklury; Gilead’s ability to make progress on any of its long-term ambitions laid out in its corporate strategy; Gilead’s ability to accelerate or sustain revenues for its antiviral and other programs; Gilead’s ability to realize the potential benefits of acquisitions, collaborations or licensing arrangements; the ability of the parties to complete the MYR GmbH acquisition in a timely manner or at all; Gilead’s ability to initiate, progress or complete clinical trials within currently anticipated timeframes; the possibility of unfavorable results from ongoing and additional clinical trials; the risk that safety and efficacy data from clinical studies may not warrant further development of Gilead’s product candidates or the product candidates of Gilead’s strategic partners; Gilead’s ability to submit new drug applications for new product candidates in the currently anticipated timelines; Gilead’s ability to receive regulatory approvals in a timely manner or at all, and the risk that any such approval may be subject to significant limitations on use; Gilead’s ability to successfully commercialize its products; the risk of potential disruptions to the manufacturing and supply chain of Gilead’s products; the risk that private and public payers may be reluctant to provide, or continue to provide, coverage or reimbursement for new products; the risk that efforts to control prescription drug prices could have a material adverse effect on Gilead’s business; a larger than anticipated shift in payer mix to more highly discounted payer segments; market share and price erosion caused by the introduction of generic versions of Gilead products; the risk that physicians and patients may not see advantages of these products over other therapies and may therefore be reluctant to prescribe the products; and other risks identified from time to time in Gilead’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”). In addition, Gilead makes estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses and related disclosures. Gilead bases its estimates on historical experience and on various other market specific and other relevant assumptions that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. These forward-looking statements should also be considered in light of various important factors, including, but not limited to, the following: completion of Gilead’s final closing procedures, final adjustments and other developments that may arise in the course of audit procedures. There may be other factors of which Gilead is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ significantly from these estimates. Information about these and other risks, uncertainties and factors can be found in Gilead’s periodic reports filed with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Gilead claims the protection of the Safe Harbor contained in the Private Securities Litigation Reform Act of 1995 for forward-looking statements.
All forward-looking statements are based on information currently available to Gilead and Gilead assumes no obligation to update or supplement any such forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements.
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Gilead owns or has rights to various trademarks, copyrights and trade names used in its business, including the following: GILEAD®, GILEAD SCIENCES®, AMBISOME®, ATRIPLA®, BIKTARVY®, CAYSTON®, COMPLERA®, DESCOVY®, DESCOVY FOR PREP®, EMTRIVA®, EPCLUSA®, EVIPLERA®, GENVOYA®, HARVONI®, HEPSERA®, JYSELECA®, LETAIRIS®, ODEFSEY®, RANEXA®, SOVALDI®, STRIBILD®, TECARTUSTM, TRODELVY®, TRUVADA®, TRUVADA FOR PREP®, TYBOST®, VEKLURY®, VEMLIDY®, VIREAD®, VOSEVI®, YESCARTA® and ZYDELIG®.
This report also refers to trademarks, service marks and trade names of other companies.
For more information on Gilead Sciences, Inc., please visit www.gilead.com or call the Gilead Public Affairs Department at 1-800-GILEAD-5 (1-800-445-3235).
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GILEAD SCIENCES, INC.
RECONCILIATION OF GAAP TO NON-GAAP 2020 FULL YEAR GUIDANCE(1)(2)
(unaudited)

(in millions, except percentages and per share amounts)	Previously Updated October 28, 2020	Updated January 11, 2021
Projected product gross margin GAAP to non-GAAP reconciliation:
GAAP projected product gross margin	81% - 82%	~ 81.5%
Acquisition-related expenses	5%	5.0%
Non-GAAP projected product gross margin	86% - 87%	~ 86.5%

Projected operating income GAAP to non-GAAP reconciliation:
GAAP projected operating income	$2,200 - $2,700	$4,050 - $4,150
Acquisition-related and acquired IPR&D expenses	8,500	7,600
Non-GAAP projected operating income	$10,700 - $11,200	$11,650 - $11,750

Projected effective tax rate GAAP to non-GAAP reconciliation:
GAAP projected effective tax rate	~110%	~102.0% - 102.5%
Amortization of deferred tax assets and tax rate effects of adjustments noted above	(90)%	(83.0)%
Non-GAAP projected effective tax rate	~ 20%	~ 19.0% - 19.5%

Projected diluted EPS GAAP to non-GAAP reconciliation:
GAAP projected diluted EPS (loss per share)	$(0.25) - $0.10	$(0.08) - $0.02
Acquisition-related, acquired IPR&D expenses, amortization of deferred tax assets and historical fair value adjustments of equity securities	6.50	7.06
Non-GAAP projected diluted EPS	$6.25 - $6.60	$6.98 - $7.08
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(1) Starting in 2020, Gilead no longer regularly excludes stock-based compensation expense from its non-GAAP financial information.
(2) The updated 2020 guidance non-GAAP financial information excludes acquisition-related expenses including amortization, acquired IPR&D expenses including the initial costs of externally developed IPR&D with no alternative future use, upfront collaboration and licensing expenses and IPR&D impairments, and other items that are considered unusual or not representative of underlying trends of Gilead’s business, fair value adjustments of equity securities and discrete and related tax charges or benefits associated with changes in tax related laws and guidelines.